UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2018

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York		10166-0188
(Address of Principal Executive Offices)		(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

Upon issuance of 32,200 shares of 5.625% Non-Cumulative Preferred Stock, Series E, par value $0.01 per share and liquidation preference $25,000 per share (the “Series E Preferred Stock”), by MetLife, Inc. (the “Company”) on June 4, 2018, the Company’s ability to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Company that rank junior to, or on parity with, the Series E Preferred Stock became subject to certain restrictions, in the event that the Company does not declare and pay (or set aside) dividends on the Series E Preferred Stock for the last preceding dividend period. The Certificate of Designations for the Series E Preferred Stock more fully describes the terms of the Series E Preferred Stock, including such restrictions. A copy of the Certificate of Designations is attached as Exhibit 3.1 hereto and incorporated herein by reference.

The Company publicly offered and sold 32,200,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of Series E Preferred Stock, pursuant to the shelf registration statement on Form S-3 (File No. 333-214708), filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 18, 2016, and a prospectus supplement related to the Series E Preferred Stock dated May 30, 2018 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2018, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series E Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On May 30, 2018, the Company entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the “Pricing Agreement”) relating to the sale of 28,000,000 Depositary Shares, each among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”). The Company granted the Underwriters an option to purchase up to an additional 4,200,000 Depositary Shares to cover over-allotments, which the Underwriters exercised in full on June 1, 2018.

On June 4, 2018, in connection with the issuance of the Depositary Shares, the Company entered into a deposit agreement (attached hereto as Exhibit 4.2 and incorporated herein by reference) among the Company, Computershare Inc. and Computershare Trust Company, N.A., as depositary, and the holders from time to time of the depositary receipts described therein.

A copy of the opinion letter of Willkie Farr & Gallagher LLP, relating to the validity of the Depositary Shares and the Series E Preferred Stock, is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.

1.1	Underwriting Agreement, dated May 30, 2018, among the Company and the representatives of the Underwriters.

1.2	Pricing Agreement, dated May 30, 2018, among the Company and the representatives of the Underwriters.

3.1	Certificate of Designations with respect to the Series E Preferred Stock of the Company, dated May 31, 2018.

4.1	Form of Series E Preferred Stock Certificate (included as Exhibit A to Exhibit 3.1 above).

4.2	Deposit Agreement, dated June 4, 2018, among the Company, Computershare Inc. and Computershare Trust Company, N.A., as depositary, and the holders from time to time of the depositary receipts described therein.

4.3	Form of Deposit Receipt (including as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Willkie Farr & Gallagher LLP relating to the validity of the Depositary Shares and the Series E Preferred Stock.

12.1	Statement re: Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ John D. McCallion
Name:	John D. McCallion
Title:	Executive Vice President and Chief Financial Officer and Treasurer

Date: June 4, 2018